UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Wejo Group Limited
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

WEJO GROUP LTD.

2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET

WEJO GROUP LIMITED
ABC BUILDING
21-23 QUAY ST.
MANCHESTER, M3 4AE

D85931-P71474

You invested in WEJO GROUP LTD. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2022.**

Get informed before you vote

View the 2021 Annual Report on Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 15, 2022
10:00 AM ET

Virtually at:
www.virtualshareholdermeeting.com/WEJO2022

*In light of continuing effects of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class I Directors to serve until the 2025 Annual Meeting of Shareholders, and until their respective successors shall have been duly elected and qualified. **Nominees:** 01) Lawrence D. Burns 02) Timothy Lee 03) Ann M. Schwister	For
2. Appointment of Ernst & Young LLP as our auditor and independent registered public accounting firm to hold office until the close of our next annual general meeting and authorization of the Company's Board of Directors, acting by its Audit Committee, to determine the auditor's fees and remuneration.	For

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D85932-P71474